Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated August 18, 2011, to
the TotalAccumulator Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Allstate Life Insurance Company of New York.

The following changes are made to your prospectus:

1. Effective October 8, 2011, the Current Policy Fee will be increased from $10.00 to $11.00.  The table titled “Periodic Charges Other Than Portfolio Operating Expenses” in the “Fee Tables” section is amended accordingly.

2. In the “Charges and Deductions” section, the first sentence of the “Policy Fee” subsection is deleted and replaced with the following:

The current monthly policy fee is $11.00 per month, and we guarantee that we will never raise it to more than $15.00 per month.

3.  The assumptions used for the “Illustration of Policy Values, Death Benefits, and Net Surrender Values” will reflect a monthly policy fee deduction of $11.00.  The monthly policy fee is currently $11.00 and is guaranteed not to exceed $15.00 per month.  The “Hypothetical Illustrations” table using current cost of insurance rates is deleted and replaced with the following:

Male Issue Age 45
Face Amount $120,000                                                                             Standard Nonsmoker Class
                                                                                                                         $2,167 Annual Premium                                                                           Death Benefit Option: 1

Current Cost of Insurance Rates
Death Benefit
Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross	6% Gross	12% Gross
	-.80% Net	5.20% Net	11.20% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (age 65)	120,000	120,000	130,585
30 (age 75)	120,000	120,000	357,018
40 (age 85)	**	190,056	1,013,275
55 (age 100)	**	408,315	4,545,158

Policy Value
Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross	6% Gross	12% Gross
	-.80% Net	5.20% Net	11.20% Net
1	1,490	1,600	1,706
2	2,942	3,251	3,569
3	4,356	4,960	5,612
4	5,738	6,736	7,860
5	7,084	8,578	10,331
6	8,400	10,495	13,055
7	9,688	12,492	16,064
8	10,946	14,571	19,386
9	12,183	16,746	23,064
10	13,388	19,011	27,129
15	19,674	32,938	56,629
20 (age 65)	24,611	50,112	107,037
30 (age 75)	25,351	97,972	333,662
40 (age 85)	**	181,006	965,024
55 (age 100)	**	404,272	4,500,156

Surrender Value
Assuming Hypothetical Gross and Net Annual Investment Return of

Policy Year	0% Gross	6% Gross	12% Gross
	-.80% Net	5.20% Net	11.20% Net
1	-	-	-
2	600	910	1,228
3	2,166	2,770	3,421
4	3,674	4,672	5,795
5	5,146	6,640	8,392
6	6,613	8,707	11,268
7	8,203	11,006	14,578
8	9,788	13,413	18,227
9	11,377	15,940	22,258
10	12,935	18,558	26,675
15	19,674	32,938	56,629
20 (age 65)	24,611	50,112	107,037
30 (age 75)	25,351	97,972	333,662
40 (age 85)	**	181,006	965,024
55 (age 100)	**	404,272	4,500,156

Please keep this supplement for future reference together with your prospectus.